UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

VIRIOS THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

44 Milton Avenue

Alpharetta, GA 30009

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on March 1, 2024

February 2, 2024

To our Stockholders:

You are cordially invited to attend the special meeting of stockholders (the “Special Meeting”) of Virios Therapeutics, Inc. (the “Company”), which will be held on March 1, 2024, at 11:00 a.m., Eastern Time. The Special Meeting will be conducted as a completely virtual meeting of stockholders. You can attend the special meeting by visiting https://agm.issuerdirect.com/viri where you will be able to listen to the meeting live, submit questions, view the stockholder list and vote online. Because the Special Meeting is completely virtual and being conducted via the internet, stockholders will not be able to attend the meeting in person physically.

Only stockholders who held stock at the close of business on the record date, January 30, 2024, may vote at the Special Meeting, including any adjournment or postponement thereof. At the Special Meeting, you will be asked to consider and vote upon:

(1)	an amendment to our Certificate of Incorporation to effect a reverse stock split of the outstanding shares of our common stock, par value $0.0001 per share (the “Common Stock”), at a ratio of not less than 1-for-2 and not greater than 1-for-25, with the exact ratio and effective time of the reverse stock split to be determined by our Board of Directors; and
(2)	the transaction of any other business that may properly come before the meeting or any adjournment thereof. Pursuant to our bylaws, no other items of business are expected to be considered at the meeting.

The accompanying Proxy Statement more fully describes the details of the business to be conducted at the Special Meeting. After careful consideration, our Board of Directors has unanimously approved the proposal and recommends that you vote FOR the proposal described in the Proxy Statement.

Your vote is important. Whether or not you expect to attend the Special Meeting, please vote via the internet or over the telephone as instructed in the enclosed proxy statement and on the enclosed proxy card as soon as possible to ensure that your shares are represented. Information about voting methods is set forth in the accompanying Notice and Proxy Statement.

Thank you for your continued support of and ownership in our Company. We look forward to your participation at the meeting.

Best regards,
/s/ Greg Duncan
Greg Duncan
Chairman and Chief Executive Officer

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS.

This Proxy Statement and the proxy card are being mailed to our stockholders on or about February 2, 2024. In accordance with the rules of the Securities and Exchange Commission, we are advising our stockholders of the availability on the Internet of our proxy materials related to our forthcoming Special Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all the proxy materials, as well as providing access to those proxy materials on our website. This Proxy Statement is available to beneficial holders of our common stock and record holders of our common stock at https://ir.virios.com/events-presentations/meeting.

i

Virios Therapeutics, Inc.

44 Milton Avenue

Alpharetta, Georgia 30009

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

To Be Held March 1, 2024

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 1, 2024

Copies of this Proxy Statement and form of proxy card are available at https://ir.virios.com/events-presentations/meeting.

Your vote is important. Please vote in one of these ways:

1)	BY INTERNET: Go to http://www.proxyvote.com and follow the instructions. You will need to enter the control number printed on your proxy card;
2)	BY TELEPHONE: Call toll-free 1-800-690-6903 and follow the instructions. You will need to enter the control number printed on your proxy card;
3)	IN WRITING: Complete, sign, date and promptly return your proxy card in the enclosed envelope; or
4)	AT THE SPECIAL MEETING: Follow the instructions that will be available at https://agm.issuerdirect.com/viri during the virtual Special Meeting.

This Proxy Statement and the accompanying proxy card are intended to be sent or given to stockholders of Virios Therapeutics, Inc. (the “Company”, “Virios”, “we”, “us” or “our”) on or about February 2, 2024, in connection with the solicitation of proxies on behalf of our Board of Directors (our “Board”) for use at the Special Meeting of Stockholders (the “Special Meeting”), to be held virtually on March 1, 2024, at 11:00 a.m. Eastern Time, and at any adjournment or postponement thereof.

QUESTIONS AND ANSWERS ABOUT THE PROXY PROCESS AND VOTING

Q:	Why am I receiving these materials?
A:

You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Special Meeting. These proxy solicitation materials are being mailed on or about February 2, 2024 to our stockholders of record as of the close of business on January 30, 2024 (the “Record Date”).

Q:	What is included in these materials?
A:	These materials include:
●	this Proxy Statement for the Special Meeting; and
●	a proxy card for the Special Meeting.
Q:	Who is entitled to vote?
A:

Only stockholders of record as of the Record Date shall be entitled to notice of, and to vote at, the Special Meeting. During the ten days prior to the Special Meeting, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please call our Corporate Secretary at 1-866-620-8655 to arrange an inspection. The list will also be available on request during the Special Meeting.

Q:	How many shares of common stock can vote?
A:

There were 19,257,937 shares of our common stock outstanding as of the Record Date. Each stockholder entitled to vote at the Special Meeting may cast one vote for each share of common stock owned by such stockholder that has voting power upon each matter considered at the Special Meeting.

Q:	What may I vote on?
A:	You may vote on the following matters:
●	Proposal 1 - the approval of an amendment to our Certificate of Incorporation (the “Reverse Stock Split Proposal”) to effect a reverse stock split of the outstanding shares of our common stock at a ratio of not less than 1-for-2 and not more than 1-for-25, with the exact ratio within this range and the effective time of the reverse stock split determined by our Board of Directors in its sole discretion (the “Reverse Stock Split”); and
●	Proposal 2 – the approval of the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1.

In addition, you are entitled to vote on any other matters that are properly brought before the Special Meeting.

Q:	Will any other business be presented for action by stockholders at the Special Meeting?
A:

The Board of Directors knows of no other business that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Q:	How does the Board recommend that I vote on each of the proposals?
A:

Our Board recommends a vote “FOR” the approval of the Reverse Stock Split Proposal and a vote “FOR” the proposal to the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate.

Q:	How do I vote my shares?
A:

The answer depends on whether you own your shares of common stock of the Company directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own shares of the Company directly (i.e., you are a “registered stockholder”): your proxy is being solicited directly by us, and you can vote by Internet, by telephone, by mail or you can vote at our Special Meeting. You are encouraged to vote prior to the Special Meeting to ensure that your shares will be represented.

If you wish to vote by Internet, before the meeting, go to www.proxyvote.com. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

If you wish to vote by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

If you wish to vote by mail, mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR” the approval of the Reverse Stock Split Proposal and “FOR” the approval of an adjournment to a later date or dates if necessary or appropriate, and, in their discretion, on any other matter that properly comes before the Special Meeting. Unsigned proxy cards will not be counted.

If you wish to vote at the Special Meeting, please follow the instructions that will be available at https://agm.issuerdirect.com/viri during the Special Meeting.

If you hold your shares of the Company through a broker, bank or other nominee (i.e., you are a “beneficial owner”): your shares are held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent or nominee on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not be able to vote your shares at the meeting or by proxy unless you request and obtain a power of attorney or other proxy authority from your bank, broker or other agent or nominee.

Even if you plan to virtually attend the Special Meeting, we recommend that you vote in advance so that your vote will be counted if you later decide not to attend the Special Meeting. You may also be able to vote by telephone, via the Internet, or at the Special Meeting, depending upon your voting instructions. Please refer to the instructions provided with your voting instruction card and see “What do I need to do to attend the Special Meeting virtually?” below for information about voting in these ways. See also “What is the effect if I fail to give voting instructions to my broker or other nominee?” below.

Q:	What are the procedures for attending and participating in the Special Meeting?
A:

The Special Meeting will be a completely virtual meeting. There will be no physical meeting location and the meeting will be conducted online. To participate in the virtual meeting, visit https://agm.issuerdirect.com/viri (“Special Meeting Website”) and enter the control number included on your proxy card or on the instructions that accompanied your proxy materials. You are entitled to attend our Special Meeting only if you were a stockholder as of the Record Date.

Online check-in to the Special Meeting will begin at 10:45 a.m. Eastern Time, and we encourage stockholders to log in early to allow ample time to test their computer audio system.

To participate in the Special Meeting, you will need the 16-digit control number found on your proxy card or the instructions that accompany your proxy materials. If your shares are held in the name of a bank, broker or other holder of record, you should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the Special Meeting.

Q:	Will I have the same participation rights in this virtual-only stockholder meeting as I would have at an in- person stockholder meeting?
A:

Yes. If you register to attend, and attend, the Special Meeting pursuant to the instructions above, you will be able to vote online during the Special Meeting, change a vote you may have submitted previously, or ask questions online that will be reviewed and, if appropriate, answered by the speakers.

Q:	What is a proxy?
A:

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Greg Duncan and Angela Walsh. They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Special Meeting, we request that you please use the means available to you to vote by proxy to ensure that your shares of common stock may be voted.

Q:	What is the effect if I fail to give voting instructions to my broker or other nominee?
A:

If your shares are held by a broker or other nominee, you must provide your broker or nominee with instructions on how to vote your shares for both proposals in order for your shares to be counted. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. If you hold your shares in street name, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee in how to vote your shares. We encourage you to provide voting instructions to your broker, bank or other nominee. We encourage you to provide voting instructions to the organization that holds your shares.

Brokers, banks or other nominees that are member firms of the Nasdaq Capital Market and who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, banks or other nominees will have this discretionary authority with respect to routine matters; however, they will not have this discretionary authority with respect to non-routine matters. Neither Proposal 1 nor Proposal 2 are matters for which such brokers, banks or other nominees will have discretionary authority; therefore, if any of your shares are held by brokers, banks or other nominees and you have not provided instructions for the voting of those shares with respect to either of the proposals, your shares will not be counted as present and such shares shall not count as votes either votes for or against the proposal.

Q:	What if I want to change my vote or revoke my proxy?
A:

If you are a registered stockholder, you may change your vote or revoke your proxy at any time before the Special Meeting by (i) going to www.proxyvote.com and logging in using your 16-digit control number provided on your proxy card, or voting instruction form, (ii) attending and voting at the Special Meeting, or (iii) submitting a later dated proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail or at the Special Meeting. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your nominee.

Q:	How many shares must be represented to have a quorum and hold the Special Meeting?
A:

The holders of one third of the voting power of the shares of the capital stock of the Company issued and outstanding and entitled to vote at the Special Meeting, present in person, present by means of remote communication, or represented by proxy, constitutes a quorum for the transaction of business at the Special Meeting. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by completing and submitting a proxy card by mail or that are represented virtually at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain. If a quorum is not present, we expect to adjourn the Special Meeting until we obtain a quorum.

Q:	What vote is required to approve each proposal?

A: Proposal 1: Approval of the Reverse Stock Split Proposal: A majority of the shares of common stock that are present or represented by proxy and entitled to vote with respect to this proposal must be voted in favor of the proposal. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for purposes of determining the number of shares of common stock present or represented by proxy and entitled to vote on this Proposal 1. Accordingly, if you choose to “ABSTAIN” with respect to either proposal, your abstention has the same effect as a vote “AGAINST.”

Proposal 2: Approval of an adjournment of the Special Meeting Proposal: A majority of the shares of common stock that are present or represented by proxy and entitled to vote with respect to this proposal must be voted in favor of the proposal. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for purposes of determining the number of shares of common stock present or represented by proxy and entitled to vote on this Proposal 2. Accordingly, if you choose to “ABSTAIN” with respect to either proposal, your abstention has the same effect as a vote “AGAINST.”

Q:	What if additional proposals are presented at the Special Meeting?
A:

We do not intend to bring any other matter for a vote at the Special Meeting, and we do not know of anyone else who intends to do so. However, with respect to any other business that properly comes before the Special Meeting, your proxies are authorized to vote on your behalf using their judgment.

Q:	What if I return a proxy card but do not make specific choices?
A:	If we receive a signed and dated proxy card and the proxy card does not specify how your shares are to be voted, your shares will be voted in favor of both proposals.

If any other matter is properly presented at the Special Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares in his or her discretion.

Q:	Who will count the votes?
A:	A representative of Issuer Direct Corporation, acting as the inspector of election, will tabulate and certify the votes.
Q:	Who can attend the Special Meeting?
A:	All stockholders as of the Record Date are invited to attend the Special Meeting.
Q:	Are there any expenses associated with collecting the stockholder votes?
A:

We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out- of- pocket expenses for forwarding proxy and other materials to our stockholders. Officers and other employees of the Company may solicit proxies in person or by telephone but will receive no special compensation for doing so.

Q:	Where can you find the voting results?
A:	Voting results will be reported in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (“SEC”) within four business days following the Special Meeting.
Q:	What does it mean if I receive more than one set of proxy materials?
A:

If you receive more than one set of proxy materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the proxy cards.

PROPOSAL 1: APPROVING THE REVERSE STOCK SPLIT PROPOSAL

Description of the Proposed Reverse Stock Split

Our Board has approved, and is recommending that our stockholders approve, a proposed amendment to our Certificate of Incorporation, to effect a reverse split of the issued and outstanding shares of the common stock at a ratio in the range of between 1-for-2 to 1-for-25, with such ratio to be determined at the sole discretion of our Board (the “Reverse Stock Split”). The form of proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split is attached as Appendix A to this proxy statement. The text of the proposed amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to effect the proposed amendment of the Certificate of Incorporation. If a certificate of amendment is filed with the Secretary of State of the State of Delaware, the certificate of amendment to the certificate of incorporation will effect the Reverse Stock Split by reducing the outstanding number of shares of the common stock by the ratio to be determined by the Board, but will not increase the par value of the common stock, nor change the number of authorized shares of the common stock.

By approving Proposal 1 and the Reverse Stock Split, stockholders will approve the amendment to our Certificate of Incorporation pursuant to which any whole number of outstanding shares, between and including 2 and 25, would be combined into one share of common stock and authorize our Board to file one certificate of amendment, as determined by our Board in the manner described herein. If approved, our Board may also elect not to effect any Reverse Stock Split and consequently not file any certificate of amendment to the Certificate of Incorporation.

Reasons for the Reverse Stock Split

The Board’s primary objective in asking for authority to effect a reverse split is to increase the per-share trading price of our Common Stock and expand our forward strategic optionality. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.

Enhanced Appeal for Investors

We believe that the reverse stock split could both expand our forward strategic optionality, as well as enhance our common stock’s appeal to the financial community, including institutional investors and the general investing public. Our view is that many institutional investors and investment funds are reluctant to invest in lower priced securities and that many brokerage firms may be reluctant to recommend lower-priced securities to their clients. These institutional investors and brokerage firms may hold the perception that lower-priced securities are less promising as investments or are less liquid in the event that an investor wishes to sell its shares. Further, the nature of trading commissions, which can be set at a fixed price, tend to have an adverse impact on holders of lower-priced securities because the brokerage commissions on a sale of lower-priced securities may represent a higher percentage of the sales prices than the commissions on relatively higher-priced securities, which may discourage trading in such lower priced stocks. Moreover, a reduction in outstanding shares would reduce the actual transaction costs imposed on those investors who pay commissions on trades of our common stock based on the number of shares actually traded. As a result, we believe that the reduction in the number of issued and outstanding shares of our common stock and possible increase in share price caused by the reverse stock split may encourage interest and trading in our common stock and thus possibly result in a broader market for the common stock than that which currently exists.

Increased Business Partnership Potential

We believe that the decrease in the number of shares of our outstanding common stock and the possible increase in the price per share may make us a more attractive partner for strategic investors, development partners and licensing counterparties. Potential partners in such transactions may be more willing to do business with us or to accept stock as consideration if the price of our common stock is higher, while an increase in the number of authorized and unissued shares of common stock may allow our Board greater flexibility in negotiating the terms of any such transaction.

Decrease Price Volatility

The Board believes that the intended increase in the stock price of our common stock as a result of the Reverse Stock Split could decrease price volatility, as currently small changes in the price of our common stock result in relatively large percentage changes in the stock price.

Maintain list on Nasdaq Capital Market

As previously discussed, on November 2, 2023, we received a letter (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that, for the previous 30 consecutive business days, the bid price for the Company’s common stock had closed below the minimum $1.00 per share requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Requirement”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was granted a period of 180 calendar days from the date of notification, or until May 1, 2024, to regain compliance with the Bid Price Requirement.

Our Board has considered the potential harm to us of a delisting of the common stock and has determined that, if the common stock continues to trade below $1.00 per share, the consummation of the Reverse Stock Split is the best way to maintain liquidity by achieving compliance with the Bid Price Requirement.

We believe that maintaining listing on the Nasdaq Capital Market will provide us with a market for the common stock that is more accessible than if the common stock were traded on the OTC Bulletin Board or in the “pink sheets” maintained by the OTC Markets Group, Inc. Such alternative markets are generally considered to be less efficient than, and not as broad as, the Nasdaq Capital Market. Among other factors, trading on the Nasdaq Capital Market increases liquidity and may potentially minimize the spread between the “bid” and “asked” prices quoted by Market Makers (as defined in Nasdaq Rule 5005). Further, a Nasdaq Capital Market listing may enhance our access to capital, increase our flexibility in responding to anticipated capital requirements and facilitate the use of our common stock in any strategic or financing transactions that we may undertake. We believe that prospective investors will view an investment in us more favorably if our shares continue to be listed on the Nasdaq Capital Market as compared with the OTC markets.

If this Proposal 1 is approved by stockholders and our Board decides to implement the Reverse Stock Split, our Board will determine the ratio of the Reverse Stock Split, in the range of between 1-for-2 to 1-for-25, inclusive, as determined in the judgment of our Board to be most likely sufficient to allow us to both enhance the appeal of our common stock to investors, decrease price volatility and achieve and maintain compliance with the minimum $1.00 per share requirement for listing on the Nasdaq Capital Market.

Criteria to be Used for Decision to Apply the Reverse Stock Split

If our stockholders approve the Reverse Stock Split Proposal, our Board will be authorized to proceed with the Reverse Stock Split. The exact ratio of the Reverse Stock Split, within the 1-for-2 to 1-for-25 range, would be determined by our Board and publicly announced by us prior to the effective time of the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split and setting the appropriate ratio for the Reverse Stock Split, our Board will consider, among other things, factors such as:

●	the Company’s compliance with Nasdaq’s continued listing rules;
●	the number of shares of our common stock that would be outstanding following the Reverse Stock Split;

●	the then-prevailing and expected trading prices and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;
●	business developments affecting us; and
●	prevailing general market and economic conditions.

Certain Risks Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price.

We expect that the Reverse Stock Split will increase the per share trading price of our common stock. However, the effect of the Reverse Stock Split on the per share trading price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share trading price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the Reverse Stock Split, and the Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks. In addition, although we believe the Reverse Stock Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the per share trading price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance. If the Reverse Stock Split is consummated and the per share trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.

The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above.

Should the proposed Reverse Stock Split be executed, it may result in future dilution to our stockholders.

A Reverse Stock Split would reduce the number of outstanding shares of our common stock without proportionately reducing the number of authorized shares of common stock under our amended Certificate of Incorporation, which will give the Company a larger number of authorized shares available to be issued in the future without further stockholder action, except as may be required by applicable laws or the rules of any stock exchange on which our common stock is listed. The issuance of additional shares of our common stock may have a dilutive effect on the ownership of existing stockholders.

Effective Time

The effective time of the Reverse Stock Split (the “Effective Time”), if approved by stockholders and implemented by the Company, will be the date and time set forth in the Certificate of Amendment that is filed with the Delaware Secretary of State. The exact timing of the filing of the Reverse Stock Split Amendment (if in fact it is filed) will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders taking into consideration the factors noted above, among other matters that may be relevant at the time.

If, at any time prior to the filing of the Certificate of Amendment with the Delaware Secretary of State, notwithstanding stockholder approval, and without further action by the stockholders, the Board, in its sole discretion, determines that it is in the Company’s best interests and the best interests of our stockholders to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned.

Fractional Shares

Stockholders will not receive fractional shares of common stock in connection with the Reverse Stock Split. Instead, any stockholder who would have been entitled to receive a fractional share as a result of the reverse stock split will be entitled to receive a cash payment in lieu of such fractional shares equal to the fair market value of such fractional shares, as determined in good faith by the Board of Directors.

Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is made for their fractional share interest. You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

If you believe that you may not hold sufficient shares of common stock at the Effective Time to receive at least one share in the Reverse Stock Split and you want to continue to hold the Company’s common stock after the Reverse Stock Split, you may do so by either:

●	purchasing a sufficient number of shares of the Company’s common stock; or
●	if you have shares of common stock in more than one account, consolidating your accounts,

in each case, so that you hold a number of shares of our common stock in your account prior to the Reverse Stock Split that would entitle you to receive at least one share of common stock in the Reverse Stock Split. Shares of our common stock held in registered form and shares of our common stock held in “street name” (that is, through a broker, bank or other holder of record) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.

Effects of the Reverse Stock Split

General

If the Reverse Stock Split is implemented by our Board, after the Effective Time, each stockholder will own a reduced number of shares of common stock. The principal effect of the Reverse Stock Split will be to proportionately decrease the number of outstanding shares of our common stock based on the reverse stock split ratio selected by our Board.

Voting rights and other rights of the holders of our common stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described above. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares) of the voting power of the outstanding shares of our common stock after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent any are cashed out as a result of holding fractional shares). If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. Our Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

Effects on Shares of Common Stock

The following table contains approximate information, based on share information as of January 30, 2024 relating to our outstanding common stock based on the proposed reverse stock split ratios assuming that the proposal is approved and the Reverse Stock Split is implemented.

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Authorized but Not Outstanding
Pre-Reverse Stock Split	43,000,000	19,257,937	23,742,063
Post-Reverse Stock Split 1:2	43,000,000	9,628,968	33,371,032
Post-Reverse Stock Split 1:10	43,000,000	1,925,793	41,074,207
Post-Reverse Stock Split 1:15	43,000,000	1,283,862	41,716,138
Post-Reverse Stock Split 1:20	43,000,000	962,896	42,037,104
Post-Reverse Stock Split 1:25	43,000,000	770,317	42,229,683

The Reverse Stock Split will not change the number of authorized shares of common stock or preferred stock or the relative voting power of such holders of our outstanding common stock and preferred stock. Therefore, the number of authorized but unissued shares of our common stock will effectively increase and will be available for reissuance by the Company. Given the Company’s current financial position and liquidity needs within the next year to advance its pipeline, the Board has determined that maintaining the Company’s current number of authorized shares is warranted and in the best interest of the Company and its stockholders. Failure to successfully receive additional financing will require the Company to delay, scale back or otherwise modify its business and its research and development activities and other operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern, and therefore maintaining the Company’s ability to raise additional financing through an issuance of its authorized shares is important to the Company’s continued operations.

After the effective date of the Reverse Stock Split that our Board elects to implement, our common stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our common stock. Our common stock is currently registered under Section 12(b) of the Securities Exchange Act and we are subject to the periodic reporting and other requirements of the Exchange Act.

Effect on Preferred Stock

Pursuant to our Certificate of Incorporation, our capital stock consists of 2,000,000 shares of Preferred Stock, par value $0.0001 per share, and 43,000,000 shares of common stock. The proposed amendment to our Certificate of Incorporation to effect the Reverse Stock Split would not impact the total authorized number of shares of preferred stock or the par value of the preferred stock.

Effect on Par Value

The proposed amendments to our Amended and Restated Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.0001.

Reduction In Stated Capital

As a result of the Reverse Stock Split, upon the Effective Time, the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged.

Effect on the Company’s Equity Plans

Under the Virios Therapeutics Amended and Restated 2020 Equity Incentive Plan (the “Plan”), the Board shall determine the appropriate adjustment to the awards granted under the Plan in the event of a reverse stock split. Accordingly, if the Reverse Stock Split is effected, the number of shares available for issuance under the Plan, as well as the number of shares subject to any outstanding award under the Plan, and the exercise price, grant price or purchase price relating to any such award under the Plan, are expected to be proportionately adjusted by the Board to reflect the Reverse Stock Split. The Board will also determine the treatment of fractional shares subject to stock options and other outstanding awards under the Plan. In addition, pursuant to the authority provided under the Plan, the Board is expected to authorize the Company to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical, conforming changes to our Plan.

For illustrative purposes only, if a 1-for-15 reverse stock split is effected, the 442,853 shares that remain available for issuance under the Amended and Restated 2020 Plan are expected to be adjusted to 29,523 shares. Further, for illustrative purposes only, if a 1-for-15 reverse stock split is effected, an outstanding stock option for 5,000 shares of common stock, exercisable at $3.50 per share, would be adjusted as a result of a 1-for-15 split ratio into an option exercisable for 333 shares of common stock at an exercise price of $52.50 per share.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record

If you hold registered shares of our common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our common stock in registered book-entry form or your cash payment in lieu of fractional shares, if applicable. If you are entitled to post-Reverse Stock Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our common stock you hold. In addition, if you are entitled to a payment of cash in lieu of fractional shares, a check will be mailed to you at your registered address as soon as practicable after the Effective Time. By signing and cashing this check, you will warrant that you owned the shares of the Company’s common stock for which you received a cash payment.

At the Effective Time, we intend to treat stockholders holding shares of our common stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our common stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our common stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the reverse stock split described in this proposal and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to holders of our common stock that hold such stock as a capital asset for U.S. federal income tax purposes (generally, property held for investment). This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.

This discussion applies only to holders that are U.S. Holders (as defined below) and does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; or (xi) U.S. expatriates. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge. The following summary does not address any U.S. state or local or any foreign tax consequences, any estate, gift or other non-U.S. federal income tax consequences, or the Medicare tax on net investment income.

EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a U.S. person.

The Reverse Stock Split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes, and the remainder of this discussion assumes the Reverse Stock Split so qualifies. As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss should be long term capital gain or loss if the U.S. Holder’s holding period for our common stock surrendered exceeded one year at the Effective Time.

Vote Required for Approval of this Proposal

The affirmative vote of the holders of a majority of the shares of common stock that are present or represented by proxy and entitled to vote with respect to this proposal is required to adopt and approve the amendment to our Certificate of Incorporation to effect the Reverse Stock Split. The holders of common stock have the right to cast one vote per share of common stock on this proposal.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL NO. 2

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT PROPOSAL 1.

If at the Special Meeting the number of votes represented by shares of the common stock present or represented and voting in favor of Proposal 1 is insufficient to approve the proposal, our management may move to adjourn the Special Meeting in order to enable our Board to continue to solicit additional proxies in favor of Proposal 1.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited to vote in favor of adjourning, postponing or continuing the Special Meeting and any later adjournments. If our stockholders approve the adjournment, postponement or continuation proposal, we could adjourn, postpone or continue the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of Proposal 1, including the solicitation of proxies from stockholders that have previously voted against the proposals.

Vote Required for Approval of this Proposal

The affirmative vote of the majority of votes cast is required to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT PROPOSAL 1.

INFORMATION ABOUT STOCK OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of our common stock as of January 30, 2024, by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;
●	each of our directors;
●	each of our named executive officers; and
●	all of our current directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days after January 30, 2024 through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.

The percentage of shares beneficially owned is computed on the basis of 19,257,937 shares of our common stock outstanding as of January 30, 2024. Shares of our common stock that a person has the right to acquire within 60 days after January 30, 2024 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Virios Therapeutics Inc., 44 Milton Avenue, Alpharetta, GA 30009.

Name of Director or Named Executive Officer	Shares Beneficially Owned		% of Shares Outstanding Shares
Richard Burch	453,306	(1)	2.3%
Abel De La Rosa, Ph.D.	17,125	(2)	*
Greg Duncan	771,715	(3)	3.9%
R. Michael Gendreau, M.D., Ph.D.	98,400	(4)	*
David Keefer	25,933	(5)	*
William L. Pridgen, M.D.	774,404	(6)	4.0%
John C. Thomas, Jr.	14,125	(7)	*
Angela Walsh	128,787	(8)	*
Richard J. Whitley, M.D.	13,825	(9)	*
All Executive Officers and Directors as a Group (10 persons)	2,423,407		11.7%
Beneficial Owners of more than 5% of our common stock:
Brian Corday	1,316,049	(10)	6.8%

*	Denotes beneficial ownership of less than 1%.
(1)	Includes 305,625 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(2)	Includes 13,125 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(3)	Includes 714,254 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(4)	Consists of 98,400 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(5)	Includes 13,125 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(6)	Includes 13,125 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(7)	Includes 13,125 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(8)	Includes 125,787 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(9)	Includes 13,125 shares of common stock issuable upon exercise of stock options, exercisable within 60 days hereof.
(10)	Solely based on the information included in the most recently available Schedule 13G/A filed with the SEC on November 14, 2023, by Brian Corday, individually. The address for Mr. Corday is listed in the Schedule 13G/A as 415 Cullingworth Drive, Johns Creek, GA 30022.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2024

ANNUAL MEETING OF STOCKHOLDERS

Stockholders intending to present proposals at our Annual Meeting of Stockholders to be held in 2024 and intending to have such proposals included in our next proxy statement must send their proposals to our Secretary, in writing, at Virios Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009, pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our proxy statement and form of proxy for our 2024 Annual Meeting of Stockholders and must be received by us not later than December 29, 2023. If, however, the date of our 2024 Annual Meeting of Stockholders will be on or before May 15, 2024 or on or after July 16, 2024 then the deadline will be a reasonable time before we begin to print and send out our proxy materials. The dates referenced below with respect to proposing an item of business at our 2024 Annual Meeting will not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 of the Exchange Act.

In addition, under our bylaws, a stockholder of record on the date of the giving of the written notice to introduce a nomination or to propose an item of business must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an Annual Meeting of Stockholders. These procedures provide that a nomination for director nominee(s) and/or an item of business to be introduced at an Annual Meeting of Stockholders must be submitted in writing to our Secretary at our offices at Virios Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009. We must receive written notice of your intention to introduce a nomination or to propose an item of business at our 2024 Annual Meeting:

●	no later than January 28, 2024 nor any earlier than December 29, 2023; or
●	if the 2024 Annual Meeting will be held be on or before May 15, 2024 or on or after July 16, 2024, then no earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the close of business on the later of (A) the 90th day prior to the 2024 Annual Meeting and (B) the 10th day following the day on which notice of the date of the 2024 Annual Meeting was mailed or public disclosure of the date of such Annual Meeting was made, whichever first occurs; or (ii) in the case of an election of directors at a special meeting of stockholders, provided that our Board, or such person or persons requested by a majority of our Board to call special meetings, has determined that directors shall be elected at such special meeting and provided further that the nomination made by the stockholder is for one of the director positions that our Board, or such person or persons requested by a majority of our Board to call special meetings, as the case may be, has determined will be filled at such special meeting, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (x) the 90th day prior to such special meeting and (y) the 10th day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs.

Any such notice must include all of the information required to be in such notice pursuant to our bylaws filed with the SEC.

In addition, the deadline for a stockholder to provide notice to us under SEC Rule 14a-19 of the stockholder’s intent to solicit proxies in support of candidates submitted under our certificate of incorporation and by-laws is April 16, 2024.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of a notice and/or proxy materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any such documents to you if you write or call our Secretary, at Virios Therapeutics, Inc., 44 Milton Avenue, Alpharetta, GA 30009; telephone: 1-866-620-8655.

If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact our Secretary, in writing, at the address listed above.

By Order of the Board of Directors,
/s/ Greg Duncan
Greg Duncan
Chairman and Chief Executive Officer

APPENDIX A

FORM OF PROPOSED AMENDMENT to Certificate of incorporation

cERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

THE UNDERSIGNED, being a duly appointed officer of Virios Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the Delaware General Corporation Law of the State of Delaware (the “DGCL”), for the purpose of amending the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”), hereby certifies, pursuant to Sections 242 and 103 of the DGCL, as follows:

FIRST: The name of the Corporation is Virios Therapeutics, Inc.

SECOND: The amendment to the Certificate of Incorporation set forth below was duly adopted in accordance with the provisions of Section 228 and 242 of the DGCL.

THIRD: The Certificate of Incorporation of the Corporation is hereby amended by striking out the first paragraph of Article 4 thereof, and by substituting in lieu thereof, the following new paragraphs:

“A. Classes of Stock. The aggregate number of shares of stock that the Corporation shall have the authority to issue is 45,000,000, of which 43,000,000 shares are Common Stock with a par value of $0.0001 per share (the “Common Stock”), and 2,000,000 shares are Preferred Stock with a par value of $0.0001 per share (the “Preferred Stock”).

Upon this Certificate of Amendment to the Certificate of Incorporation of the Corporation becoming effective pursuant to the DGCL (the “Effective Time”), every [●] shares of the Corporation’s Common Stock (the “Old Common Stock”) issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into one share of Common Stock, $0.0001 per share (the “New Common Stock”), of the Corporation (the “Reverse Stock Split”).

The Corporation will not issue fractional shares in connection with the Reverse Stock Split; instead, all shares that are held by a stockholder as of the Effective Time shall be aggregated and each fractional share resulting from the Reverse Stock Split shall be entitled to receive an amount in cash equal to the fair market value of such fractional share as of the Effective Time, as determined in good faith by the Board of Directors. Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified plus the fraction, if any, of a share of New Common Stock issued as aforesaid.

FOURTH: This Certificate of Amendment to the Certificate of Incorporation shall be effective at [●] [a.m.][p.m.] Eastern Standard Time on [●], 2024.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned has made and signed this Certificate of Amendment this [●] day of [●], 2024 and affirms the statements contained herein as true under penalty of perjury.

VIRIOS THERAPEUTICS, INC.

By:
Name:	[●]
Title:	[●]

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V28660-S82661 For Against Abstain ! ! ! VIRIOS THERAPEUTICS, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on February 29, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on February 29, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. VIRIOS THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following proposals: 1. Approving an amendment to our Certificate of Incorporation to effect a reverse stock split of the outstanding shares of our common stock at a ratio of not less than 1-for-2 and not more than 1-for-25, with the exact ratio within this range and the effective time of the reverse stock split determined by our Board of Directors in its sole discretion. 2. To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal 1. NOTE: In their discretion, the proxies are authorized to vote upon such other matters which may properly come before the special meeting or any adjournments or postponements thereof. ! ! !

V28661-S82661 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at https://ir.virios.com/events-presentations/meeting. VIRIOS THERAPEUTICS, INC. Special Meeting of Stockholders March 1, 2024 11:00 a.m. Eastern Time This proxy is solicited by the Board of Directors The undersigned stockholder of Virios Therapeutics, Inc. hereby appoints Greg Duncan and Angela Walsh, and each of them, with full power of substitution, as proxies to vote the shares of stock which the undersigned could vote if personally present at the Special Meeting of Stockholders of Virios Therapeutics, Inc. to be held virtually via the internet at https://agm.issuerdirect.com/viri on March 1, 2024, at 11:00 a.m. Eastern Time, and at any adjournment or postponement thereof, as hereinafter specified and, in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies previously given. If the undersigned holds any of the shares of common stock in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually. When properly executed, this proxy will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side.